Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned appoints Charles Edward Smith and John Maciel, and each individually, as the attorney-in-fact and agent of the undersigned, with full power and authority of substitution and resubstitution, to execute for and on behalf of the undersigned authorized to file post-effective amendments to each of the following Registration Statements in order to deregister any securities of Washington Mutual, Inc. that have not been issued in connection with any such Registration Statements and any and all further amendments, including post-effective amendments, or supplements to such Registration Statements and all related documents and instruments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done to carry out the intent of this Power of Attorney, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof:

•	Registration Statement on Form S-8 (File No. 333-23221);

•	Registration Statement on Form S-4 (File No. 333-52785);

•	Registration Statement on Form S-4 (File No. 333-81221);

•	Registration Statement on Form S-4 (File No. 33-47308);

•	Registration Statement on Form S-4 (File No. 333-68524);

•	Registration Statement on Form S-8 (File No. 033-86840);

•	Registration Statement on Form S-8 (File No. 333-40928);

•	Registration Statement on Form S-8 (File No.333-69503);

•	Registration Statement on Form S-8 (File No. 333-87675);

•	Registration Statement on Form S-8 (File No. 333-74646);

•	Registration Statement on Form S-8 (File No. 333-76834);

•	Registration Statement on Form S-8 (File No. 333-106672);

•	Registration Statement on Form S-4 (File No. 333-126353);

•	Registration Statement on Form S-3 (File No. 333-63976);

•	Registration Statement on Form S-3 (File No. 333-67988); and

•	Registration Statement on Form S-3 (File No. 333-130929).

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney effective as of March 12, 2012.

/s/ Alan Fishman
Name:	Alan Fishman

/s/ Stephen E. Frank
Name:	Stephen E. Frank

/s/ Philip Matthews
Name:	Philip Matthews

/s/ Margaret Osmer McQuade
Name:	Margaret Osmer McQuade

/s/ Regina T. Montoya
Name:	Regina T. Montoya

/s/ Michael K. Murphy
Name:	Michael K. Murphy

/s/ William G. Reed, Jr.
Name:	William G. Reed, Jr.

/s/ Orin Smith
Name:	Orin Smith

/s/ James H. Stever
Name:	James H. Stever

Signature Page to Power of Attorney for Deregistration